VIA EDGAR

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA WNY
File No. 811-21663, CIK 0001297906
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA WNY, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment company: Transamerica Series Trust, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series and MFS Variable Insurance Trust. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On March 7, 2008, Transamerica Series Trust, filed with the Commission via EDGAR (CIK: 0000778207).

•	On March 3, 2008, AIM Variable Insurance Funds, filed with the Commission via EDGAR (CIK: 0000778207).

•	On February 25, 2008, AllianceBernstein Variable Products Series Fund, Inc, filed with the Commission via EDGAR (CIK: 0000825316).

•	On March 3, 2008, Fidelity Variable Insurance Products Fund, filed with the Commission via EDGAR (CIK: 0000927384, 000035694, 0000831016).

•	On February 29, 2008, Franklin Templeton Variable Insurance Products Trust, filed with the Commission via EDGAR (CIK: 0000837274).

•	On February 28, 2008, Janus Aspen Series, filed with the Commission via EDGAR (CIK: 0000906185).

•	On March 10, 2008, MFS Variable Insurance Trust, filed with the Commission via EDGAR (CIK: 0000918571)

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Assistant Vice President
Transamerica Financial Life Insurance Company